4TH QUARTER & FULL YEAR 2023 Exhibit 99.2

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13 Q4 & FY 2023

14 4th Quarter and Full Year Highlights 4th Quarter Full Year $ in thousands 2023 2022 YoY% 2023 2022 YoY% Total SaaS Revenue $73,970 $59,318 24.7% $263,717 $216,346 21.9% Adjusted EBITDA 6,503 (2,222) 12,025 (13,393) Adjusted EBITDA Margin 8.8% (3.7)% 4.6% (6.2)% Total Marketing Services Revenue $162,193 $220,050 (26.3)% $653,244 $986,042 (33.8)% Adjusted EBITDA 45,773 70,415 $175,490 $346,735 Adjusted EBITDA Margin 28.2% 32.0% 26.9% 35.2% Consolidated Revenue $236,163 $279,368 (15.5)% $916,961 $1,202,388 (23.7)% Adjusted EBITDA 52,276 68,193 187,515 333,342 Adjusted EBITDA Margin 22.1% 24.4% 20.4% 27.7%

15 FINANCIAL REVIEW SaaS Highlights +25% YoY +27% YoY $370 +1% QoQ $60M +54% YoY Revenue Growth Growing Subscribers ARPU ThryvPay TPVSeasoned Net Dollar Retention (NDR) 70% 310 bps QoQ 96% +400 bps QoQ Adjusted Gross Margin

16 SaaS Highlights F I N A N C I A L R E V I E W Revenue $59.3 $74.0 Q4-22 Q4-23 Adjusted EBITDA $(2.2) $6.5 Q4-22 Q4-23 Adjusted Gross Margin 62.8% 69.7% Q4-22 Q4-23 ($ in millions)

17 $30.6 $33.7 $35.9 $37.3 $38.5 $40.7 $44.9 $51.6 $48.2 $52.2 $56.6 $59.3 $59.9 $62.5 $67.4 $74.0 63.4% 64.5% 63.5% 62.8% 64.2% 65.1% 66.6% 69.7% SaaS Adjusted Gross Profit SaaS Revenue SaaS Adj. Gross Profit Margin Q1-22 Q2-22 Q3-22 Q4-22 Q1-23 Q2-23 Q3-23 Q4-23 F I N A N C I A L R E V I E W Released Q2 2019 Released on Restricted Sale Q4 2022 Released Q3 2023* Released For General Availability *Command Center was in beta until December 2023. Multi-center Platform Impact on Profitability

18 (1) Marketing Services Billings excludes Vivial Holdings run-off products and Yellow Holdings Limited (NZ). Q4-23 Q4-22 Marketing Services Billings (millions)(1) $149.2 $192.8 YoY % (23)% (17)% MARKETING SERVICES BILLINGS (YoY%) (23)% (22)% (23)% (21)% (22)% (22)% (21)% (21)% (22)% (21)% (21)% (22)% (19)% (17)% (20)% (17)% (19)% (22)% (19)% (23)% Q1 '19 Q2 '19 Q3 '19 Q4 '19 Q1 '20 Q2 '20 Q3 '20 Q4 '20 Q1 '21 Q2 '21 Q3 '21 Q4 '21 Q1 '22 Q2 '22 Q3 '22 Q4 '22 Q1 '23 Q2 '23 Q3 '23 Q4 '23 Total Marketing Services F I N A N C I A L R E V I E W

19 Q1 and FY 2024 Outlook Company Issues Strong SaaS Guidance for FY 2024 (in millions, USD) Q1 2024 Q2 2024 Q3 2024 Q4 2024 FY 2024 MANAGEMENT COMMENTARY TOTAL MARKETING SERVICES REVENUE $152 to $155 $146 to $149 $99 to $101 $98 to $100 $495 to $505 • Company expects higher print revenue in 1H-24 Adjusted EBITDA $132 to $135 • Company expects FY-24 Marketing Services Adjusted EBITDA margin of ~27% (in millions, USD) Q1 2024 FY 2024 MANAGEMENT COMMENTARY TOTAL SAAS REVENUE $73 to $74 $325 to $328 • Company expects FY-24 growth of 23% to 24% Adjusted EBITDA $6 to $7 $26 to $29 • Company expects SaaS Adjusted EBITDA margins in the high-single digits for FY-24

21 APPENDIX Segment Results Three Months Ended December 31, 2022 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 187,755 $ 57,938 $ 32,295 $ 1,380 $ 279,368 Segment Gross Profit 124,413 34,944 18,802 746 178,905 Segment Adjusted EBITDA 59,758 83 10,657 (2,305) 68,193 Three Months Ended December 31, 2023 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 132,665 $ 70,652 $ 29,528 $ 3,318 $ 236,163 Segment Gross Profit 88,520 47,183 21,232 2,775 159,710 Segment Adjusted EBITDA 38,383 8,345 7,390 (1,842) 52,276 Year Ended December 31, 2023 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 510,533 $ 253,579 $ 142,711 $ 10,138 $ 916,961 Segment Gross Profit 320,327 161,663 88,730 7,527 578,247 Segment Adjusted EBITDA 123,249 18,576 52,241 (6,551) 187,515 Year Ended December 31, 2022 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Total Revenue $ 820,032 $ 211,801 $ 166,010 $ 4,545 $ 1,202,388 Segment Gross Profit 539,543 130,272 108,496 2,071 780,382 Segment Adjusted EBITDA 271,629 (3,686) 75,106 (9,707) 333,342

APPENDIX

Non-GAAP Financial Reconciliation

(in thousands)	Q1-22	Q2-22	Q3-22	Q4-22	FY22	Q1-23	Q2-23	Q3-23	Q4-23	FY23
Net Income (Loss)	**$ 33,511**	**$ 58,002**	**$ 13,280**	**$ (50,445)**	**$ 54,348**	**$ 9,314**	**$ 15,978**	**$ (27,046)**	**$ (257,541)**	**$ (259,295)**
Interest expense	14,867	14,652	14,570	16,318	60,407	16,488	16,292	15,131	13,817	61,728
Depreciation and amortization expense	21,969	20,592	23,393	22,438	88,392	15,431	15,667	15,842	16,311	63,251
Stock-based compensation expense	1,928	3,810	4,402	4,488	14,628	5,393	5,798	5,462	5,548	22,201
Restructuring and integration expenses	5,827	4,822	3,790	3,365	17,804	5,340	3,921	3,584	1,767	14,612
Income tax expense (benefit)	9,621	22,200	6,241	6,565	44,627	4,496	(3,428)	(10,241)	7,924	(1,249)
Transaction costs	1,720	1,616	1,461	1,322	6,119	373	—	—	—	373
Other components of net periodic pension (benefit) cost	(70)	(9,153)	3,928	(39,317)	(44,612)	121	1,865	1,902	(6,607)	(2,719)
(Gain) loss on remeasurement of indemnification asset	(400)	(487)	(585)	(676)	(2,148)	(756)	11,490	—	—	10,734
Impairment charges	—	222	—	102,000	102,222	—	—	—	268,846	268,846
Other	(5,256)	(276)	(5,048)	2,135	(8,445)	2,269	1,856	2,697	2,211	9,033
Adjusted EBITDA	**$ 83,717**	**$ 116,000**	**$ 65,432**	**$ 68,193**	**$ 333,342**	**$ 58,469**	**$ 69,439**	**$ 7,331**	**$ 52,276**	**$ 187,515**

*Figures may not foot due to rounding.

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23 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX Three Months Ended December 31, 2023 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 88,520 $ 47,183 $ 21,232 $ 2,775 $ 159,710 Plus: Depreciation and amortization expense 2,665 1,425 1,356 150 5,596 Stock-based compensation expense 74 43 — — 117 Adjusted Gross Profit $ 91,259 $ 48,651 $ 22,588 $ 2,925 $ 165,423 Gross Margin 66.7% 66.8% 71.9% 83.6% 67.6 % Adjusted Gross Margin 68.8% 68.9% 76.5% 88.2% 70.0 % Three Months Ended December 31, 2022 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 124,413 $ 34,944 $ 18,802 $ 746 $ 178,905 Plus: Depreciation and amortization expense 4,419 1,379 3,614 168 9,580 Stock-based compensation expense 81 26 — — 107 Adjusted Gross Profit $ 128,913 $ 36,349 $ 22,416 $ 914 $ 188,592 Gross Margin 66.3% 60.3% 58.2% 54.1% 64.0 % Adjusted Gross Margin 68.7% 62.7% 69.4% 66.2% 67.5 % Non-GAAP Financial Reconciliation

24 Reconciliation of Adjusted Gross Profit to Gross profit APPENDIX Year Ended December 31, 2023 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 320,327 $ 161,663 $ 88,730 $ 7,527 $ 578,247 Plus: Depreciation and amortization expense 10,766 5,429 10,045 749 26,989 Stock-based compensation expense 399 214 — — 613 Adjusted Gross Profit $ 331,492 $ 167,306 $ 98,775 $ 8,276 $ 605,849 Gross Margin 62.7% 63.8% 62.2% 74.2% 63.1 % Adjusted Gross Margin 64.9% 66.0% 69.2% 81.6% 66.1 % Year Ended December 31, 2022 Thryv U.S. Thryv International (in thousands) Marketing Services SaaS Marketing Services SaaS Consolidated Reconciliation of Adjusted Gross Profit Gross profit $ 539,543 $ 130,272 $ 108,496 $ 2,071 $ 780,382 Plus: Depreciation and amortization expense 17,800 4,657 15,385 505 38,347 Stock-based compensation expense 332 89 — — 421 Adjusted Gross Profit $ 557,675 $ 135,018 $ 123,881 $ 2,576 $ 819,150 Gross Margin 65.8% 61.5% 65.4% 45.6% 64.9 % Adjusted Gross Margin 68.0% 63.7% 74.6% 56.7% 68.1 % Non-GAAP Financial Reconciliation

APPENDIX

Supplemental Financial Information

thryv

Three Months Ended December 31, 2023						
(in thousands)	**Marketing Services**			**SaaS**		
	U.S.	*International*	*Total Marketing Services*	*U.S.*	*International*	*Total SaaS*
Revenue	$ 132,665	$ 29,528	$ 162,193	$ 70,652	$ 3,318	$ 73,970
Adjusted EBITDA	38,383	7,390	45,773	8,345	(1,842)	6,503
Adjusted EBITDA Margin	28.9 %	25.0 %	28.2 %	11.8 %	(55.5)%	8.8 %

Three Months Ended December 31, 2022						
(in thousands)	**Marketing Services**			**SaaS**		
	U.S.	*International*	*Total Marketing Services*	*U.S.*	*International*	*Total SaaS*
Revenue	$ 187,755	$ 32,295	$ 220,050	$ 57,938	$ 1,380	$ 59,318
Adjusted EBITDA	59,758	10,657	70,415	83	(2,305)	(2,222)
Adjusted EBITDA Margin	31.8 %	33.0 %	32.0 %	0.1 %	(167.0)%	(3.7)%

	Three Months Ended December 31,	
(in thousands)	**2023**	**2022**
Net cash provided by operating activities	$ 44,578	$ 44,352
Additions to fixed assets and capitalized software	(10,474)	(9,888)
Free cash flow	$ 34,104	$ 34,464

The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

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APPENDIX

Supplemental Financial Information

thryv

(in thousands)	Year Ended December 31, 2023					
	Marketing Services			**SaaS**		
	U.S.	*International*	*Total Marketing Services*	*U.S.*	*International*	*Total SaaS*
Revenue	$ 510,533	$ 142,711	$ 653,244	$ 253,579	$ 10,138	$ 263,717
Adjusted EBITDA	123,249	52,241	175,490	18,576	(6,551)	12,025
Adjusted EBITDA Margin	24.1 %	36.6 %	26.9 %	7.3 %	(64.6)%	4.6 %

(in thousands)	Year Ended December 31, 2022					
	Marketing Services			**SaaS**		
	U.S.	*International*	*Total Marketing Services*	*U.S.*	*International*	*Total SaaS*
Revenue	$ 820,032	$ 166,010	$ 986,042	$ 211,801	$ 4,545	$ 216,346
Adjusted EBITDA	271,629	75,106	346,735	(3,686)	(9,707)	(13,393)
Adjusted EBITDA Margin	33.1 %	45.2 %	35.2 %	(1.7)%	(213.6)%	(6.2)%

(in thousands)	Years Ended December 31, 2023	Years Ended December 31, 2022
Net cash provided by operating activities	$ 148,226	$ 148,573
Additions to fixed assets and capitalized software	(33,394)	(29,233)
Free cash flow	$ 114,832	$ 119,340

The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non-GAAP financial measures. Additionally, the supplemental financial information provides consolidated Free cash flow, which is also a non-GAAP measure. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

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28 APPENDIX Definitions Definitions of key terms used in this presentation are as follows: • Total SaaS revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total Marketing Services revenue consists of SaaS revenue recognized by our domestic and foreign operations. • Total SaaS Adjusted EBITDA1 consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Total Marketing Services1 Adjusted EBITDA consists of Adjusted EBITDA recognized by our domestic and foreign operations. • Adjusted EBITDA2: Defined as Net income (loss) plus Interest expense, Income tax expense (benefit), Depreciation and amortization expense, Loss on early extinguishment of debt, Restructuring and integration expenses, Transaction costs, Stock-based compensation expense, and non-operating expenses, such as, Other components of net periodic pension (benefit) cost, Non-cash (gain) loss from remeasurement of indemnification asset, and certain unusual and non-recurring charges that might have been incurred. • Adjusted Gross Profit and Adjusted Gross Profit Margin2: Defined as Gross profit and Gross margin, respectively, adjusted to exclude the impact of depreciation and amortization expense and stock-based compensation expense. • Average Revenue per Unit (“ARPU”): Defined as total client billings for a particular month divided by the number of clients that have one or more revenue-generating solutions in that same month • Seasoned Net Dollar Retention: Defined as net dollar retention excluding clients acquired over the previous 12 months. • SaaS Monthly Active Users: Defined as a client with one or more users who log into our SaaS solutions at least once during the calendar month. 1The supplemental financial information provides Revenue, Adjusted EBITDA and Adjusted EBITDA Margin by (i) Marketing Services businesses in the U.S., International and in Total and (ii) SaaS businesses in the U.S., International and in Total. Total SaaS Adjusted EBITDA and Adjusted EBITDA margin are non-GAAP financial measures. Total Marketing Services Adjusted EBITDA and Adjusted EBITDA margin are also non- GAAP financial measures. These non-GAAP financial measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. 2Results included in this presentation include Adjusted EBITDA, Adjusted EBITDA margin and Adjusted Gross Profit, which are not presented in accordance with U.S. generally accepted accounting principles (“GAAP”). These non-GAAP measures are presented for supplemental informational purposes only and are not intended to be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP. Please refer to the supplemental information presented in the tables in the Appendix for a reconciliation of Adjusted EBITDA to Net income (loss) and Adjusted Gross Profit to Gross profit. Both Net income (loss) and Gross profit are the most comparable GAAP financial measure to Adjusted EBITDA and Adjusted Gross Profit, respectively. Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue. We believe that these non-GAAP financial measures provide useful information about our financial performance, enhance the overall understanding of our past performance and allow for greater transparency with respect to important metrics used by our management for financial and operational decision-making. We believe that these measures provide additional tools for investors to use in comparing our core financial performance over multiple periods with other companies in our industry. However, it is important to note that the particular items we exclude from, or include in, our non-GAAP financial measures may differ from the items excluded from, or included in, similar non-GAAP financial measures used by other companies in the same industry.